EXHIBIT 10.1

ASSIGNMENT ASSUMPTION AND CONSENT AGREEMENT

THIS ASSIGNMENT ASSUMPTION AND CONSENT AGREEMENT (this “Assignment and Consent”) is entered into as of the 29th day of October, 2004, by and among Boise Cascade Corporation, a Delaware corporation (to be renamed OfficeMax Incorporated on November 1, 2004) (the “Assignor”), Boise White Paper, L.L.C., a Delaware limited liability company (the “Assignee”), and OfficeMax Contract, Inc., a Delaware corporation (formerly Boise Cascade Office Products Corporation) d/b/a Boise Office Solutions, and OfficeMax North America, Inc., an Ohio corporation (formerly OfficeMax, Inc.) (the “Consenting Parties”).

RECITALS

WHEREAS, Assignor and the Consenting Parties are parties to the Paper Purchase Agreement Term Sheet, dated April 28, 2004 (the “BOS Paper Sales Agreement”), in the form attached as Exhibit A;

WHEREAS, on October 29th, 2004 (the “Closing”), and pursuant to that certain Asset Purchase Agreement, dated July 26, 2004, by and among Assignor, Boise Southern Company, a Louisiana general partnership, and Minidoka Paper Company, a Delaware corporation (collectively, the “Sellers”), and Forest Products Holdings, L.L.C., a Delaware limited liability company (“Holdings”), and Boise Land & Timber Corp., a Delaware corporation (the “Purchase Agreement”), Assignee, along with Holdings and the Permitted Affiliate Purchasers (as defined in the Purchase Agreement), will purchase Assets of the Sellers and certain of their Subsidiaries and Affiliates (as defined in the Purchase Agreement).

WHEREAS, Assignor desires to assign its rights and delegate its obligations under the BOS Paper Sales Agreement to Assignee as provided below;

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Assignor will change its legal name to OfficeMax Incorporated, effective on November 1, 2004;

WHEREAS, Assignee has agreed to accept Assignor’s rights and assume Assignor’s obligations under the BOS Paper Sales Agreement;

WHEREAS, immediately upon the assignment to and assumption by Assignee of the BOS Paper Sales Agreement, Assignor, Assignee and Consenting Parties desire to amend and restate the BOS Paper Sales Agreement in substantially the form of Paper Purchase Agreement attached as Exhibit B; and

WHEREAS, the Consenting Parties consent to such assignment on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, including the covenants of the parties herein, the parties agree as follows:

1. Effective upon the consummation of the Closing, Assignor docs hereby assign all of its rights and delegate all of its obligations under the BOS Paper Sales Agreement to Assignee and Assignee hereby accepts all rights and assume all obligations of Assignor under the BOS Paper Sales Agreement.

2.     The Consenting Parties hereby consent to the assignment and assumption described in the foregoing paragraph 1.

3.     Immediately upon the consummation of the Closing, the Assignee and the Consenting Parties hereby agree that the BOS Paper Sales Agreement is amended and restated in the form of the Paper Purchase Agreement attached hereto as Exhibit B and each party does simultaneously herewith affix its signature to such Paper Purchase Agreement, dated October 29, 2004.

4.     This Assignment and Consent may be executed in two or more counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all of the parties thereto.

2

IN WITNESS WHEREOF, this Assignment and Consent was made and executed on October 29, 2004.

ASSIGNOR

BOISE CASCADE CORPORATION (to be renamed OFFICEMAX INCORPORATED on November 1, 2004)

By:	/s/ Guy G. Hurlbutt
Name:	Guy G. Hurlbutt
Title:	Vice President

ASSIGNEE

BOISE WHITE PAPER, L.L.C.

By:	Boise Cascade, L.L.C.
Its:	Sole Manager

By:	/s/ Zaid Alsikafi
Name:	Zaid Alsikafi
Title:	Director

CONSENTING PARTIES

OFFICEMAX CONTRACT, INC. (formerly BOISE CASCADE OFFICE PRODUCTS CORPORATION) d/b/a BOISE OFFICE SOLUTIONS

By:	/s/ Carol B. Moerdyk
Name:	Carol B. Moerdyk
Title:	Senior Vice President, International

OFFICEMAX NORTH AMERICA, INC. (formerly OFFICEMAX, INC.)

By:	/s/ Carol B. Moerdyk
Name:	Carol B. Moerdyk
Title:	Vice President

3

PAPER PURCHASE AGREEMENT

1.             Parties:

1.1           Seller:  Boise White Paper, L.L.C., a Delaware limited liability company.

1.2           Purchaser/s:

1.2.1        Boise Cascade Corporation (to be renamed OfficeMax Incorporated on November 1, 2004), a Delaware corporation, and all of its current and future affiliates and majority and wholly-owned subsidiaries including OfficeMax Contract, Inc., OfficeMax North America, Inc., Grand & Toy Limited of Canada, and its Australian and New Zealand operations.

1.3           The parties hereto acknowledge that this Agreement forms an integral part of the value of the acquired business under the Asset Purchase Agreement dated July 26, 2004, and Seller would not have entered into the Asset Purchase Agreement or paid the purchase price thereunder without the benefit of this Agreement.  The parties hereto covenant to operate as good business partners and use their reasonable best efforts to cooperate with the other party hereto in order to facilitate compliance with and performance of this Agreement and to further the other party’s business objectives and prospects.

2.             Products:

2.1           Pursuant to this agreement, Purchasers will purchase all of their North American requirements for “office papers” exclusively from Seller to the extent that Seller is capable and desirous of producing and supplying such paper products, subject to the terms and conditions set forth herein.  Products which are being purchased by Purchasers from Seller currently are set forth in Exhibit A.  Seller shall update Exhibit A periodically to reflect the products being sold hereunder.

2.2           “Office Papers” shall include the following categories:

2.2.1        Products produced and sold by Seller to Purchasers today which are described by SKU in Exhibit A as either “commodity” or “value add” products (“Current Commodity Products” and “Current Value Add Products” respectively).

2.2.1.1  Pricing and terms of sale for Current Commodity Products and Current Value Add Products are set forth in Exhibit A.

2.2.1.2 During periods when price increases have been announced and are pending implementation, unless Seller otherwise agrees, Purchasers shall not purchase more than [*****]% of the average monthly volume purchased for the particular product during the prior three months.

2.2.1.3   During the term of this Agreement, Purchasers shall use their best efforts to market and sell Current Commodity Products and Current Value Add Products, on a SKU by SKU basis, at levels that equal at least [*****]% of the prior year’s volume determined as follows (“Minimum Level”):   By the fifth day of each month, the parties shall determine the aggregate amount of product purchased from Seller on a SKU by SKU basis during the prior three calendar months (“Current Volume”).  The parties shall compare the Current Volume purchased from Seller to the volume purchased from Seller for each SKU during the same three month period of the prior year.  If the Current Volume for any SKU during any such three month period is not at least [*****]% of the prior year’s volume for the same three month period, the discount for such products shall be adjusted as follows until such time as Purchasers reach the Minimum Level:

Year Over Year Comparison	Current Commodity Products – Discount	Current Value Add Products – Price Increase
90 – 100%	[*****]	[*****]
80 – 89%	[*****]	[*****]
70 – 79%	[*****]	[*****]
60 – 69%	[*****]	[*****]
50 – 59%	[*****]	[*****]
<50%	[*****]	[*****]

2.2.1.4   Notwithstanding Section 2.2.1.3 hereof, if Purchasers determine that they wish to completely discontinue the sale of a particular Current Value Add Product, Purchaser shall notify Seller in writing of its intent to do so.  Purchaser shall continue selling the Current Value Add Product for at least 90 days following such notice and the pricing adjustments set forth in Section 2.2.1.3 shall become effective immediately upon the date of the notice for all product shipped thereafter.  Any decision by Purchaser to resume the sale of such Current Value Add Product, or other Office Paper, shall be subject to Section 2.1.

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

2.2.2        Products purchased from other paper producers which (a) can’t be produced by Seller, or (b) Seller chooses not to produce, and are distributed and sold to Purchasers by Seller (current products are described by SKU in Exhibit A) (“Distributed Products”).

2.2.2.1   Pricing and terms of sale for current Distributed Products are set forth in Exhibit A.

2.2.2.2   From time to time, the parties may mutually agree to have Seller purchase products produced by other paper producers (which can’t be produced by Seller or which Seller chooses not to produce) and manage the purchasing and distribution of such products on behalf of Purchaser.  Seller and Purchasers shall determine the price for such products.  If the parties can’t agree on a price, Purchasers may purchase such product directly from the other producers and Seller shall have no obligation to distribute or warehouse such products.

2.2.3        Branded paper products of non-paper producers which can be produced by Seller, such as Xerox, HP, and IBM branded papers (“OEM Products”).  Purchasers’ purchases of OEM paper shall not exceed 110% of the volume purchased in the prior year by SKU.

2.2.3.1   Purchasers shall use their best efforts to cause the sellers of OEM Products to use paper produced by Seller when Seller can produce such paper and wishes to make such paper for the OEM.  Purchasers shall obtain a copy of the quotes of the other paper producers for such OEM products and shall share a copy with Seller.  Seller shall have the opportunity to meet the price of the other producer and if Seller chooses to do so, Purchasers shall cause the OEM to use Seller’s paper.  Purchasers and Seller shall closely cooperate with respect to such opportunities but Purchaser shall not be required to pay more for the OEM product with Seller produced paper.

2.2.4        Premium grade branded products produced by other paper manufacturers such as Hammermill (“Premium Non-Boise Products”).

2.2.4.1   Purchasers shall be permitted to purchase premium grades of papers produced by other paper manufacturers provided, however, that if Seller produces a competing premium paper, Purchasers shall purchase the paper from Seller unless a customer specifies the other competing brand; it being understood that Purchasers will encourage and promote the sale of Seller’s products.

2.2.5        New paper products that Purchasers wish to sell that can be produced by Seller (“New Products”).  Such products shall be added to Exhibit A.

2.2.5.1   Seller shall be entitled to produce and sell to Purchaser hereunder any new commodity grade products which can be produced by Seller and which Seller wishes to produce.  The price for such product shall be determined in a manner consistent with the pricing methodology used to price Current Commodity Products.  Any such product shall be added to Exhibit A.

2.2.5.2   Seller shall be entitled to produce and sell to Purchaser hereunder any new value add product which can be produced by Seller and Seller wishes to produce.  Pricing for such product shall be determined in a manner consistent with the pricing methodology used to price Current Value Add Products.  If the parties cannot agree on a price for the value add New Product, Purchasers may elect to have other paper producers produce such product provided, however, that Seller shall have the right to meet the price and terms of sale of any competing producer in which case Purchaser will purchase its requirements for the New Product from seller in such volumes as seller may specify.

2.2.5.3   In the case of new commodity grade products, Purchasers shall notify Seller of the new specification and allow Seller 90 days to qualify its paper.  Purchasers’ approval of Seller as a qualified producer shall not be unreasonably withheld.  In the case of new value add products, Purchaser shall notify Seller of the new specification and allow Seller 90 days to qualify the product.  Purchasers’ approval of Seller as a qualified producer shall not be unreasonably withheld.

2.2.6        With respect to any product produced by Seller and sold to Purchaser either today or in the future, non-material changes to such product, including but not limited to changes in SKU number, shades, brightness, basis weight, branding, or labeling, shall not be considered New Products but shall be considered as existing products and price adjustments, if any, shall be consistent with pricing for current Commodity Products and Current Value Add Products.  Such products shall be added to Exhibit A.

3.             Purchase and Sale:

3.1.          Purchasers shall not be placed on allocation, unless and until a notice of termination is delivered pursuant to Section 4.3 hereof in which event such allocation shall be on a ratable basis with Seller’s other customers.  If Purchasers order more paper than Seller can produce, Seller shall either purchase paper for resale to Purchasers at the then current prices

(including Seller’s charge for its actual cost in handling such paper) or allow Purchasers to obtain an alternate source of supply for the requirements in excess of Seller’s capacity.

3.2           The parties shall share only such market information as is legally permissible.

3.3           General terms and conditions are attached as Exhibit C.

3.4           The parties shall keep the net pricing terms of this agreement strictly confidential.  Net pricing for products shall not be disclosed within the parties’ respective organizations except on a strict need-to-know basis and in no case shall any sales representatives of any party be told of the net pricing hereunder.

4.             Term of Agreement:  Subject to earlier termination pursuant to Section 8 of Exhibit D, the term shall be as follows:

4.1           Initial Term – January 1, 2004 to December 31, 2012.

4.2           Renewal Term – This Agreement shall renew automatically for additional one-year terms subject to a notice of termination pursuant to Section 4.3 hereof.

4.3           Termination – To terminate this agreement, a party must deliver a written notice of termination at least 365 days prior to the end of the then current term and such termination shall be effective on the last day of such Initial Term or any renewal term, but subject to the following phase-down period.  Following the notice of termination, Purchasers shall reduce their purchases of then Current Commodity Products and then Current Value Add Products ratably by SKU over a four year period commencing on January 1 of the year following the last year of the then current term.  The price adjustments set forth in Section 2.2.1.3 (and the other terms of this Agreement) shall apply during the mandatory four year phase down period.  In no event shall any termination result in (a) an elimination of such phase down period; or(b) commencement of the phase down period prior to January 1, 2013.

5.             Miscellaneous:

5.1           Accounts described in Exhibit C shall have “grandfathered” pricing for the period noted in Exhibit C.

5.2           Truckload drop shipments are defined as customers who commit to purchasing at least three full truckloads per month for shipment direct from Seller’s mill or RSC to the end user customer.  Seller and Purchasers may agree on a different price for truckload drop shipments.

5.3           Promotions – Nothing shall preclude Seller and Purchasers from periodically agreeing on special promotional pricing.  It is expected that such promotional pricing will be for a set volume of Paper, be of limited duration, and result in incremental sales of Paper.

5.4           Seller shall have no obligation to make additional payments for promotions or catalogue materials and shall be included in Purchaser’s “Boise Marketing Works” programs and any related or similar programs of Purchasers in the future.

6.             Agreement:

6.1           This Agreement will supersede all prior agreements between Seller and Purchasers, including, but not limited to the following:

6.1.1        Paper Sales Agreement dated April 1, 1995, between Seller and Boise Cascade Office Products Corporation.

6.1.2        Any domestic Vendor Profile between Seller and OfficeMax.

This Agreement has been agreed upon and executed by the parties as of April 28, 2004.  The effective date shall be January 1, 2004.

BOISE WHITE PAPER, L.L.C.

By:	/s/ Zaid Alsikafi
Name:	Zaid Alsikafi
Title:	Director

BOISE CASCADE CORPORATION (to be renamed OFFICEMAX INCORPORATED on November 1, 2004)

By:	/s/ Carol B. Moerdyk
Name:	Carol B. Moerdyk
Title:	Vice President

EXHIBIT A

PRODUCTS LIST AND PRODUCT PRICING

1.             Commodity Products:  Net pricing for each product identified in this exhibit as a “commodity product” shall be as set forth in this exhibit.  [*****]

2.             Value Add Product Pricing:  Net pricing for each product identified herein as a “value add product” shall be priced as follows, subject to adjustment under Sections 2.2.1.3 and 2.2.1.4:

2.1  Pricing for value add products identified in this schedule with the designation of “Negotiated” in the pricing rule column shall be determined by the price at which Seller sells products of like kind, quality and quantity to other unrelated purchasers and Purchasers’ price for such products shall be the [*****].

2.2  For products which are produced by Seller solely for Purchasers and designated by the term “Sole Purchaser,”  Seller and Purchasers shall negotiate a price.  If the parties can’t agree on a price, Purchaser may solicit prices for comparable products and quantities from other producers provided that Seller shall have the right to meet any such prices.

2.3  Several of the value add products in this exhibit are purchased from other producers and the name of the current producer is noted in the “producer” column.  Such products shall be sold to Purchasers at the prices noted in the pricing rule column, as may be adjusted from time to time.

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

3.             Prices for Grand & Toy products shall be determined by converting the prices set forth in this exhibit to Canadian dollars using the exchange rate set forth in the Wall Street Journal on the last business day of the previous month.  Payments shall be made in Canadian currency.

4.             All products shall be priced and invoiced at time of shipment, F.O.B. seller’s dock (Mill, RSC, or Warehouse), freight prepaid and allowed.

5.             Terms are net [*****]days from date of invoice.  Payments shall be made via electronic funds transfers.  Purchaser shall be entitled to a [*****]% prompt pay discount for payments made within [*****]days.  The prompt pay discount will be based on the [*****].

6.             In order to preserve the confidentiality of the pricing hereunder, [*****].

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Exhibit A - Commodity and Value-Add Cutsheet SKUs

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
X-9 / OM BOND
COM	8.5 X 11 - 20#	P1-OX9001	055200-160	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1-OX9001 - P	055200-160	[*****]	BPS
COM	8.5 X 14 - 20#	P1-OX9004	055200-160	[*****]	BPS
COM	11 X 17 - 20#	P1-OX9007	055200-160	[*****]	BPS
COM	8.5 X 11 - 20#	P1-OM2201	053500-162/053400	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1-OM2201 - P	053500-162/053400	[*****]	BPS
COM	8.5 X 14 - 20#	P1-OM2204	053500-162/053400	[*****]	BPS
COM	8.5 X 11 - 24#	P1-OM2241	053500-162/053400	[*****]	BPS
COM	11 X 17 - 24#	P1-OM2247	053500-162/053400	[*****]	BPS
COM	8.5 X 11- 3HP 24#	P1-OM2241-P	053500-162/053400	[*****]	BPS
COM	8.5 X 11 - 20#	P1-OX9001jr	055288-160	[*****]	BPS
RELIABLE COPY
COM	8.5 X 11 - 20#	P1-RC82000	055197-162	[*****]	BPS
COM	8.5 X 14 - 20#	P1-RC82001	055197-162	[*****]	BPS
COM	11 X 17 - 20#	P1-RC82002	055197-162	[*****]	BPS
PENN STATE
COM	8.5 X 11 - 20#	P1PSUPAPER	055170-162	[*****]	BPS
COPY PAPER (BCOP)
COM	8.5 X 11 - 20#	HOPACO CP8511	055170-162	[*****]	BPS
CANON COPIER PAPER 88B
COM	8.5 X 11 - 20#	P1CANON	053108-188	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1CANON	053108-188	[*****]	BPS
COM	8.5 X 14 - 20#	P1CANON	053108-188	[*****]	BPS
COM	11 X 17 - 20#	P1CANON	053108-188	[*****]	BPS
MERRILL 84/20
COM	8.5 X 11 - 20#	P1055162-11	055162-162	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1055162-11P	055162-162	[*****]	BPS
COM	8.5 X 14 - 20#	P1055162-14	055162-162	[*****]	BPS
COM	11 X 17 - 20#	P1055162-17	055162-162	[*****]	BPS
MERRILL 88/20
COM	8.5 X 11 - 20#	P1053162-11	053162-188	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
COM	8.5 X 11 3HP - 20#	P1053162-11P	053162-188	[*****]	BPS
COM	8.5 X 14 - 20#	P1053162-14	053162-188	[*****]	BPS
COM	11 X 17 - 20#	P1053162-17	053162-188	[*****]	BPS
MERRILL 84/20 RECYCLED
COM	8.5 X 11 - 20#	P1054962-11	054962-162	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1054962-11P	054962-162	[*****]	BPS
PRO 88/CASCADE BOND (88B)
COM	8.5 X 11 - 20#	P1-CC2201	053101-188	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1-CC2201 - P	053101-188	[*****]	BPS
COM	8.5 X 14 - 20#	P1-CC2204	053101-188	[*****]	BPS
COM	11 X 17 - 20#	P1-CC2207	053101-188	[*****]	BPS
COM	8.5 X 11 - 20#	P1-BC2201	052000-167	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1-BC2201 - P	052000-167	[*****]	BPS
COM	8.5 X 14 - 20#	P1-BC2204	052000-167	[*****]	BPS
COM	11 X 17 - 20#	P1-BC2207	052000-167	[*****]	BPS
CASCADE BOND (86B)
COM	8.5 X 11 - 16#	P1-BC2161	052000-167	[*****]	BPS
COM	8.5 X 14 - 16#	P1-BC2164	052000-167	[*****]	BPS
CASCADE XEROGRAPHIC (88B)
COM	8.5 X 11 - 24#	P1-CC2241	053101-188	[*****]	BPS
COM	8.5 X 11 3HP - 24#	P1-CC2241-P	053101-188	[*****]	BPS
ASPEN 30 XEROGRAPHIC
COM	8.5 X 11 - 20#	P1-054901	054930-162/055900-160	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1-054901 - P	054930-162/055900-160	[*****]	BPS
COM	8.5 X 14 - 20#	P1-054904	054930-162/055900-160	[*****]	BPS
COM	11 X 17 - 20#	P1-054907	054930-162/055900-160	[*****]	BPS
ASPEN 100
VA	8.5 X 11 - 20#	P1-054922	054505-162/054500-161	[*****]	BPS
VA	8.5 X 11 3HP - 20#	P1-054922 - P	054505-162/054500-161	[*****]	BPS
VA	8.5 X 14 - 20#	P1-054924	054505-162/054500-161	[*****]	BPS
VA	11 X 17 - 20#	P1-054925	054505-162/054500-161	[*****]	BPS
BOISE PRO 92
VA	8.5 X 11 - 20# 92B	P1 - MP1050	053111-172	[*****]	BPS
VA	8.5 X 11 3HP - 20#	P1 - MP1053P	053111-172	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
VA	8.5 X 14 - 20#	P1 - MP1054	053111-172	[*****]	BPS
VA	11 X 17 - 20# 92B	P1 - MP1057	053111-172	[*****]	BPS
SPLOX
VA	8.5 X 11 - 20#	P1-SP8420	055300-160	[*****]	BPS
VA	8.5 X 11 3HP - 20#	P1-SP8420P	055300-160	[*****]	BPS
VA	8.5 X 11 - 20#	P1-SPRC20	055400-160	[*****]	BPS
VA	8.5 X 11 - 20#	P1-SP8800	055500-188	[*****]	BPS
BCC EVERYDAY INK JET
VA	8.5 X 11 - 22# 92 B	P1-EDI-1101	011048	[*****]	BPS
BCC PRESENTATION INK JET
VA	8.5 X 11 - 24# 95B	P1-BP1-1047	011055-180	[*****]	BPS
BOISE ECONOMY LASER
COM	8.5 X 11 - 20#	P1-ELP-1101	011049-188	[*****]	BPS
BCC EVERYDAY LASER
VA	8.5 X 11 - 22# 92 B	P1-BEL-0111	011050-172	[*****]	BPS
VA	8.5 X 14 - 22# 92 B	P1-BEL-0114	011050-172	[*****]	BPS
BCC PRESENTATION LASER
VA	8.5 X 11 - 24# 95B	P1-BPL-0111	011051-180	[*****]	BPS
VA	8.5 X 11 3hp - 24# 95B	P1-BPL-0111P	011051-180	[*****]	BPS
VA	8.5 X 14 - 24# 95B	P1-BPL-0214	011051-180	[*****]	BPS
VA	11 X 17 - 24# 95B	P1-BPL-0117	011051-180	[*****]	BPS
VA	8.5 X 11 - 28# 95B	P1-BPL-0211	011051-180	[*****]	BPS
VA	8.5 X 11 3hp - 28# 95B	P1-BPL-0211P	011051-180	[*****]	BPS
VA	11 X 17 - 28# 95B	P1-BPL-0217	011051-180	[*****]	BPS
VA	8.5 X 11 - 32# 95B	P1-BPL-0218	011051-180	[*****]	BPS
VA	11 X 17 - 32# 95B	P1-BPL-0219	011051-180	[*****]	BPS
COLOR COPIER PAPER
VA	8.5 X 11 - 28# 98B	P1-BCP-2811	051525	[*****]	CLAIREFONTAINE
VA	8.5 X 11 3HP - 28# 98B	P1-BCP-2811P	051525	[*****]	CLAIREFONTAINE
VA	8.5 X 14 - 28# 98B	P1-BCP-2814	051525	[*****]	CLAIREFONTAINE
VA	17 X 11 - 28# 98B	P1-BCP-2817	051525	[*****]	CLAIREFONTAINE
VA	18 X 12 - 28# 98B	P1-BCP-2818	051525	[*****]	CLAIREFONTAINE
COLOR COPIER COVER
VA	8.5 X 11 - 60# 98B	P1-BCC-6011	051526	[*****]	CLAIREFONTAINE

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
VA	17 X 11 - 60# 98B	P1-BCC-6017	051526	[*****]	CLAIREFONTAINE
VA	18 X 12 - 60# 98B	P1-BCC-6018	051526	[*****]	CLAIREFONTAINE
VA	8.5 X 11 - 80# 98B	P1-BCC-8011	051526	[*****]	CLAIREFONTAINE
VA	8.5 X 14 - 80# 98B	P1-BCC-8014	051526	[*****]	CLAIREFONTAINE
VA	17 X 11 - 80# 98B	P1-BCC-8017	051526	[*****]	CLAIREFONTAINE
VA	18 X 12 - 80# 98B	P1-BCC-8018	051526	[*****]	CLAIREFONTAINE
Color Copier Cover prices are based on 250 sheet reams
BOISE MP COLORS
VA	8.5 X 11 - 20#	P1-MP2201 - COLORS	053703	[*****]	BPS
VA	8.5 X 11 3HP - 20#	P1-MP-2201P - COLORS	053703	[*****]	BPS
VA	8.5 X 14 - 20#	P1-MP2204 - COLORS	053703	[*****]	BPS
VA	11 X 17 - 20#	P1-MP2207 - COLORS	053703	[*****]	BPS
VA	8.5 X 11 - 24#	P1-MP2241 - COLORS	053703	[*****]	BPS
VA	8.5 X 11 3HP - 24#	P1-MP2241P - COLORS	053703	[*****]	BPS
VA	8.5 X 14 - 24#	P1-MP2244 - COLORS	053703	[*****]	BPS
VA	11 X 17 - 24#	P1-MP2247 - COLORS	053703	[*****]	BPS
BOISE MP BRITES
VA	8.5 X 11 - 20#	P1-MP2201 - COLORS	054403/054402	[*****]	BPS
VA	11 X 17 - 20#	P1-MP2207 - COLORS	054403/054402	[*****]	BPS
VA	8.5 X 11 - 24#	P1-MP2241- COLORS	054403/054402	[*****]	BPS
VA	11 X 17 - 24#	P1-MP2247- COLORS	054403/054402	[*****]	BPS
BOISE MP COVER
VA	8.5 X 11 - 65#	P1-MP-2651 - WH & PAST	171600/171705	[*****]	BPS
VA	8.5 X 11 - 65#	P1 MP-2651 BRITES	171706/171606	[*****]	BPS
MP Cover prices are based on 250 sheet reams					BPS
BOISE INDEX
VA	8.5 X 11 - 90#	P1-OI-0901	172500	[*****]	BPS
VA	8.5 X 11 - 110#	P1-OI-1101	172500	[*****]	BPS
Boise Index prices are based on 250 sheet reams					BPS
*Minimum Order - 1 Pallet					BPS
IBM MULTIPURPOSE
COM	8.5 X 11-84/20 Multipurpose	P1-IBM811	011256	[*****]	BPS
VA	8.5 X 11 - 94/24 Laser	P1-90H3839/P1-90H3839	011235/011225	[*****]	BPS
VA	8.5 X 11 - 87/20 Inkjet	P1-90H3756	011249	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
VA	8.5 X 11 - 94/24 Inkjet	P1-11L5514/P190H3771	011252	[*****]	BPS
25% COTTON LASER PAPER
VA	8.5 X 11 - 20# 94B	P1-BB2201-White	051538-974	[*****]	SOUTHWORTH
VA	8.5 X 11 - 24# 94B	P1-BB2204-White	051539-974	[*****]	SOUTHWORTH
VA	8.5 X 11 - 24# 94B	P1-BB2204N-Natural	051540-975	[*****]	SOUTHWORTH
100% COTTON LASER PAPER
VA	8.5 X 11 - 24# 94B	P1-BB2630-White	051504 / 051541-974	[*****]	SOUTHWORTH
VA	8.5 X 11 - 24# 94B	P1-BB2640N-Natural	051504 / 051542-975	[*****]	SOUTHWORTH
25% COTTON INKJET PAPER
VA	8.5 X 11 - 24# 94B	P1-IJC1048	051505 / 051543-974	[*****]	SOUTHWORTH
25% COTTON BUSINESS STATIONERY
VA	8.5 X 11 - 24# 94B	P1-BB2410LN-White Linen	051534-974	[*****]	SOUTHWORTH
VA	8.5 X 11 - 24# 94B	P1-BB2420LNN-Natural Linen	051535-975	[*****]	SOUTHWORTH
VA	8.5 X 11 - 24# 94B	P1-BB2430LD-White Laid	051536-974	[*****]	SOUTHWORTH
VA	8.5 X 11 - 24# 94B	P1-BB2440LDN-Natural Laid	051537-975	[*****]	SOUTHWORTH
BOISE MATTE COATED
VA	8.5 X 11 - 24#	P1-MIJ-2411	051544	[*****]	AZON
prices are based on 100 sheet reams
BOISE PHOTO GLOSSY INKJET
VA	8.5 X 11 - 60# 100sheet	P1-PGI-9100	051550	[*****]	AZON
VA	8.5 X 11 - 60# 250sheet	P1-PGI-9250	051551	[*****]	AZON
VA	4 X 6 - 60# 100sheet	P1-PGI-94X6	051545	[*****]	AZON
BOISE PHOTO QUALITY MATTE
VA	8.5 X 11 - 41#	P1-PMI-4111	051546	[*****]	AZON
prices are based on 50 sheet reams
BOISE GLOSSY COLOR LASER
VA	8.5 X 11 - 32#	P1-GCL-3211	051527	[*****]	MOHAWK PAPERS
VA	18 X 12 - 32#	P1-GCL-3218	051527	[*****]	MOHAWK PAPERS
prices are based on 250 sheet reams
VA	8.5 X 11 - 90#	P1-GCL-9011	051533	[*****]	MOHAWK PAPERS
VA	18 X 12 - 90#	P1-GCL-9018	051533	[*****]	MOHAWK PAPERS
prices are based on 100 sheet reams
ADHESIVE MOCK-UP PAPER
VA	8.5 X 11 - 60#	P1-ACP-1101	051547	[*****]	ARKWRIGHT

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
VA	11 X 17 - 60#	P1-ACP-1117	051547	[*****]	ARKWRIGHT
VA	13 X 19 - 60#	P1-ACP-1319	051547	[*****]	ARKWRIGHT

HP OFFICE PAPER
COM	8.5 X 11 - 20#	P1-HPC8511	053113	[*****]	BPS
COM	8.5 X 11 3HP - 20#	P1-HPC3HP	051520	[*****]	IP
COM	8.5 X 14 - 20#	P1-HPC8514	051520	[*****]	IP
COM	11 X 17 - 20#	P1-HPC1117	051520	[*****]	IP
HP QUICKPACK
COM	8.5 X 11 - 20#	P1-HP2500S	051519	[*****]	IP
HP OFFICE QUICKPACK 87 BRIGHT 3HP
COM	8.5 X 11 3HP - 20#	P1-HP2500P	051516	[*****]	IP
HP MULTIPURPOSE
VA	8.5 X 11 - 20#	P1-HPM1120	053103 / 053109	[*****]	BPS
VA	8.5 X 11 3HP - 20#	P1-HPM113H	051518 / 051528	[*****]	IP
VA	8.5 X 14 - 20#	P1-HPM1420	051518 / 051528	[*****]	IP
VA	11 X 17 - 20#	P1-HPM1720	051518 / 051528	[*****]	IP
HP RECYCLED
COM	8.5 X 11 - 20#	P1-HPE1120	051517	[*****]	IP
HP PREMIUM CHOICE LASERJET
VA	8.5 X 11 - 32#	P1-HPU1132	051513	[*****]	IP
VA	11 X 17 - 32#	P1-HPU1732	051513	[*****]	IP
HP LASERJET
VA	8.5 X 11 - 24#	P1-HPJ1124	051514	[*****]	IP
VA	8.5 X 11 3HP - 24#	P1-HPJ113H	051514	[*****]	IP
VA	8.5 X 14 - 24#	P1-HPJ1424	051514	[*****]	IP
VA	11 X 17 - 24#	P1-HPJ1724	051514	[*****]	IP
HP PRINTING PAPER
VA	8.5 X 11 - 22#	P1-HPP1122	051515	[*****]	IP
HP BRIGHT WHITE INKJET
VA	8.5 X 11 - 24#	P1-HPB1124	051523	[*****]	IP
VA	8.5 X 11 - 24#	P1-HPB250	051522	[*****]	IP
VA	11 X 17 - 24#	P1-HPB1724	051522	[*****]	IP
HP COLOR LASER PAPER

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
VA	8.5 X 11 - 28#	P1HPL285R	051524	[*****]	IP
OfficeMax Papers
BOISE X-9
COM	8.5 X 11 - 20#	OX9001	055200-160	[*****]	BPS
COM	8.5 X 11 3HP - 20#	OX9001P	055200-160	[*****]	BPS
COM	8.5 X 14 - 20#	OX9004	055200-160	[*****]	BPS
COM	11 X 17 - 20#	OX9007	055200-160	[*****]	BPS
MAXBRITE COPY PAPER
COM	8.5 X 11 - 20#	6000374	055112-152	[*****]	BPS
COM	8.5 X 11 3HP - 20#	6020441	055112-152	[*****]	BPS
COM	8.5 X 14 - 20#	6010942	055112-152	[*****]	BPS
COM	11 X 17 - 20#	6020879	055112-152	[*****]	BPS
XEROGRAPHIC COPY PAPER (white box)
COM	8.5 X 11 - 20#	6016205	055113-152	[*****]	BPS
MAXBRITE 30% COPY PAPER 88/20
COM	8.5 X 11 - 20#	20405606	054912-188	[*****]	BPS
MAXBRITE MP 10/RM (92/20) PolyWrapped
VA	8.5 X 11 - 20#	MB-9220-10RM	053112-173	[*****]	BPS
MAXBRITE MP 5/RM (92/20) PolyWrapped
VA	8.5 X 11 - 20#	MB-9220-5RM	053122-173	[*****]	BPS
3 REAM POLY PACK MP (92/20) PolyWrapped w/ Handle *price/3 ream bundle*
VA	8.5 X 11 - 20#	MB-9220-3RM	053123-173	[*****]	BPS
92/20 MP 30% 5/RM PolyWrapped
VA	8.5 X 11 - 20#	MB92RC-5RM	054913-173	[*****]	BPS
92/20 MP 30% 10/RM [WHITE CARTONS] PolyWrapped
VA	8.5 X 11 - 20#	MB92RC-10RM	054914-173	[*****]	BPS
92/20 MP 100% 10 Ream PolyWrapped
VA	8.5 X 11 - 20#	MB-92100-10RM	054512-179	[*****]	BPS
MAXBRITE INKJET PAPER 94/24 5 REAM PolyWrapped
VA	8.5 X 11 - 24#	MBIJ-9424-5RM	011014-174	[*****]	BPS
3 REAM POLY PACK INKJET PAPER 94/24 PolyWrapped w/ Handle *price/3 ream bundle*
VA	8.5 X 11 - 24#	MBIJ-9424-3RM	011015-174	[*****]	BPS
94/24 INKJET 30% 5 REAM PolyWrapped
VA	8.5 X 11 - 24#	MBIJ-92RC-5RM	011016-174	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
MAXBRITE LASER PAPER 94/24 5 REAM PolyWrapped
VA	8.5 X 11 - 24#	MBL-9424-5RM	011012-174	[*****]	BPS
3 REAM POLY PACK LASER PAPER 94/24 PolyWrapped w/ Handle *price/3 ream bundle*
VA	8.5 X 11 - 24#	MBL-9424-3RM	011011-174	[*****]	BSP
94/24 Laser 30% 5 REAM PolyWrapped
VA	8.5 X 11 - 24#	MBL-92RC-5RM	011010-174	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
COLORS 10 REAM PolyWrapped
VA	8.5 X 11 - 20#	TBD	8.5 X 11 - 20#	[*****]	BPS
VA	8.5 X 14 - 20#	TBD	8.5 X 14 - 20#	[*****]	BPS
COLORS 5 REAM PolyWrapped
VA	8.5 X 11 - 20#	TBD	8.5 X 11 - 20#	[*****]	BPS
VA	8.5 X 14 - 20#	TBD	8.5 X 14 - 20#	[*****]	BPS
Grand & Toy
X-9 / G&T’s Private label
COM	11” - 20#	OX9001	055200	[*****]	BPS
COM	11” - 20# 3HP	OX9001-P	055200	[*****]	BPS
COM	14” - 20#	OX9004	055200	[*****]	BPS
COM	17” - 20#	OX9007	055200	[*****]	BPS
COM	11” - 20# 5rm	OX9001JR	055288	[*****]	BPS
COM	11” - 20#	15112	055127	[*****]	BPS
COM	11” - 20#	99115	055247	[*****]	BPS
COM	11” - 20# 3HP	99631	055247	[*****]	BPS
COM	14” - 20#	99121	055247	[*****]	BPS
COM	17” - 20#	99630	055247	[*****]	BPS
SPLOX
VA	8.5 X 11 - 20#	SP8420	055300-160	[*****]	BPS
VA	8.5 X 11 3HP - 20#	SP8420P	055300-160	[*****]	BPS
VA	8.5 X 11 - 20#	SPRC20	055400-160	[*****]	BPS
VA	8.5 X 11 - 20#	SP8800	055500-188	[*****]	BPS
BOISE PRO-88
COM	11” - 20#	CC2201	053101	[*****]	BPS
COM	11” - 20# 3HP	CC2201-P	053101	[*****]	BPS
COM	14” - 20#	CC2204	053101	[*****]	BPS
COM	17” - 20#	CC2207	053101	[*****]	BPS
COM	11” - 24#	CC2241	053101	[*****]	BPS
COM	11” - 24# 3HP	CC2241-P	053101	[*****]	BPS
ASPEN XEROGRAPHIC
COM	11” - 20#	054901	054930/055900	[*****]	BPS
COM	11” - 20# 3HP	054901P	054930/055900	[*****]	BPS
COM	14” - 20#	054904	054930/055900	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
COM	17” - 20#	054907	054930/055900	[*****]	BPS
ECO ASPEN
COM	11” - 20#	ECO77-11	054910/055910	[*****]	BPS
COM	11” - 20# 3HP	ECO77-3HP	054910/055910	[*****]	BPS
COM	14” - 20#	ECO77-14	054910/055910	[*****]	BPS
BOISE CASCADE LASER PAPER
VA	11” - 24# 94B	LL1030	011074	[*****]	BPS
VA	14” - 24# 94B	LL1024	011074	[*****]	BPS
VA	11” - 28# 94B	LL1032	011074	[*****]	BPS
VA	11” - 32# 94B	LL1033	011074	[*****]	BPS
ASPEN 100
VA	11” - 20#	054922	054505/054500	[*****]	BPS
VA	11” - 20# 3HP	054922P	054505/054500	[*****]	BPS
VA	14” - 20#	054924	054505/054500	[*****]	BPS
VA	17” - 20#	054925	054505/054500	[*****]	BPS
BOISE PRO-92 (92B)
VA	11” - 20#	MP1050	053111	[*****]	BPS
VA	11” - 20# 3HP	MP1053P	053111	[*****]	BPS
VA	14” - 20#	MP1054	053111	[*****]	BPS
VA	17” - 20#	MP1057	053111	[*****]	BPS
G&T MULTI-PURPOSE (92B)
VA	11” - 20#	99119	053118	[*****]	BPS
ECONOMY LASER
COM	11” - 20#	ELP-1101	011049	[*****]	BPS
BCC EVERYDAY LASER
VA	11” - 22# 92B	BEL-0111	011050	[*****]	BPS
VA	14” - 22# 92B	BEL-0114	011050	[*****]	BPS
G & T PREMIUM LASER
VA	11” - 24# 95B	99116	011056	[*****]	BPS
BCC PRESENTATION LASER
VA	14” - 24# 95B	BPL0214	011051	[*****]	BPS
VA	11” - 28# 95B	BPL0211	011051	[*****]	BPS
VA	11” - 28# 95B 3hp	BPL0211P	011051	[*****]	BPS
VA	17” - 28# 95B	BPL0217	011051	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
VA	11” - 32# 95B	BPL0218	011051	[*****]	BPS
VA	17” - 32# 95B	BPL0219	011051	[*****]	BPS
COLOUR COPIER PAPER
VA	11” - 28# 98B	BCP-2811	051525	[*****]	CLAIREFONTAINE
VA	11” - 28# 98B 3HP	BCP-2811P	051525	[*****]	CLAIREFONTAINE
VA	14” - 28# 98B	BCP-2814	051525	[*****]	CLAIREFONTAINE
VA	17” - 28# 98B	BCP-2817	051525	[*****]	CLAIREFONTAINE
VA	18x12” - 28# 98B	BCP-2818	051525	[*****]	CLAIREFONTAINE
COLOUR COPIER COVER (250 sheets per pack)
VA	11” - 60# 98B	BCC-6011	051526	[*****]	CLAIREFONTAINE
VA	17” - 60# 98B	BCC-6017	051526	[*****]	CLAIREFONTAINE
VA	18x12” - 60# 98B	BCC-6018	051526	[*****]	CLAIREFONTAINE
VA	11” - 80# 98B	BCC-8011	051526	[*****]	CLAIREFONTAINE
VA	14” - 80# 98B	BCC-8014	051526	[*****]	CLAIREFONTAINE
VA	17” - 80# 98B	BCC-8017	051526	[*****]	CLAIREFONTAINE
VA	18x12” - 80# 98B	BCC-8018	051526	[*****]	CLAIREFONTAINE
BOISE MP COLORS
VA	11” - 20#	MP2201 - COLORS	053600/053703	[*****]	BPS
VA	14” - 20#	MP2204 - COLORS	053600/053703	[*****]	BPS
VA	17” - 20#	MP2207 - COLORS	053600/053703	[*****]	BPS
VA	11” - 20# 3HP	MP-2201P - COLORS	053600/053703	[*****]	BPS
VA	11” - 24#	MP2241 - COLORS	053600/053703	[*****]	BPS
BOISE MP BRITES
VA	11” - 20#	MP2201-colour	044403/054402	[*****]	BPS
VA	17” - 20#	MP2207-colour	044403/054402	[*****]	BPS
VA	11” - 24#	MP2241-colour	044403/054402	[*****]	BPS
VA	17” - 24#	MP2247-colour	044403/054402	[*****]	BPS
CASCADE MP COVER
VA	11” - 65#	MP-2651 White & Pastel	171600/171705	[*****]	BPS
VA	11” - 65#	MP-2651 Brites	171706/171606	[*****]	BPS
VA	11” - 65#	MP-2651 Granites	171700	[*****]	BPS
		$ Based on 250 sheet reams
CASCADE INDEX
VA	11” - 90#	010901	172500	[*****]	BPS

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
VA	11” - 110#	011101	172500	[*****]	BPS
		$ Based on 250 sheet reams

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

Commodity / Value-Added	PRODUCT DESCRIPTION	BOS/OMX PRODUCT CODE	BPS GRADE CODE	Pricing Rule (CWT) (US$)	Producer
BCC EVERYDAY INKJET
VA	11” - 22# 92B	EDI-1101	011048	[*****]	BPS
G & T PREMIUM INK JET
VA	11” - 24# 95B	99117	011058	[*****]	BPS
G & T PREMIUM INK JET 3 pack Poly
VA	11” - 24# 95B	99117-3	011022	[*****]	BPS
GLOSSY COLOR LASER
VA	8.5 X 11 - 32#	GCL-3211	051527	[*****]	MOHAWK PAPERS
VA	18 X 12 - 32#	GCL-3218	051527	[*****]	MOHAWK PAPERS
		$ Based on 250 sheet reams
GLOSSY COLOR LASER COVER
VA	8.5 X 11 - 90#	GCL-9011	051533	[*****]	MOHAWK PAPERS
VA	18 X 12 - 90#	GCL-9018	051533	[*****]	MOHAWK PAPERS
		$ Based on 100 sheet reams
BOISE PHOTO QUALITY MATTE
	8.5 X 11 - 41#	PMI-4111	051546	[*****]	AZON
		$ Based on 50 sheet reams
BOISE PHOTO GLOSSY INKJET
VA	8.5 X 11 - 60#	PGI-0911	051545	[*****]	AZON
		$ Based on 15 sheet reams
VA	8.5 X 11 - 60#	PGI-9100	051550	[*****]	AZON
		$ Based on 100 sheet reams
VA	8.5 X 11 - 60#	PGI-9250	051551	[*****]	AZON
		$ Based on 250 sheet reams
VA	4 X 6 - 60#	PGI-94X6	051545	[*****]	AZON
		$ Based on 100 sheet reams
BOISE MATTE COATED
VA	8.5 X 11 - 24#	MIJ-2411	051544	[*****]	AZON
		$ Based on 100 sheet reams

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

EXHIBIT B

Grades sold by Boise Office Solutions where Seller is not the vendor of record.

Product Code	BCC Code	Product Description

P13R2047	055172-162	8-1/2 x 11 20#
P13R2641	055172-162	8-1/2 x 11 20# 3HP
P13R2051	055172-162	8-1/2 x 14 20#
P13R3761	055172-162	11 x 17 20#

P13R721	053107-188	8-1/2 x 11 20#
P13R2193	053107-188	8-1/2 x 11 20# 3HP
P13R727	053107-188	8-1/2 x 14 20#
P13R729	053107-188	11 x 17 20#

Note:  All SKUs are Xerox SKUs.

Seller manufactures, sells to Xerox, and Xerox sells to Boise Office Solutions.

EXHIBIT C

BOISE OFFICE SOLUTIONS

GRANDFATHERED ACCOUNTS

Customer-Specific Pricing Rules will be followed through date commitment noted below

End User	Current Pricing (CWT)	Current Pricing (Ream)	Date Commitment	Notes
[*****]

* Confidential treatment is requested; filed separately with the Securities and Exchange Commission.

EXHIBIT D

GENERAL TERMS AND CONDITIONS

These General Terms and Conditions were prepared for incorporation into the Paper Purchase Agreement to which this Exhibit D is appended (the “Agreement”).  They are intended to apply as if fully set forth in the Agreement; provided that if anything in this Exhibit D is inconsistent with the express terms of the Agreement, the terms of the Agreement shall control.

1.                                       Safety and Security Requirements.  Whenever the provision of goods or services under the Agreement requires a party to be on the property of the other party, each party shall observe all reasonable security and safety procedures or requirements imposed by the other party on third parties providing like goods or services.

2.                                       Standards of Performance.

2.1                                 In Respect of Goods.  The quality of all goods supplied by Seller to Purchasers shall be at least commercially equal to the quality of that grade of goods that Seller is selling to others.

2.2                                 In Respect of Services.  All services supplied by either party to the other shall be performed in accordance with the same standard of care that the supplying party observes in providing similar services to its own operations.

2.3                                 Disclaimer of Implied Warranties.  EACH PARTY DISCLAIMS ALL WARRANTIES IN RESPECT OF GOODS OR SERVICES SUPPLIED BY IT UNDER THIS AGREEMENT THAT ARE IMPLIED BY LAW OR BY THE TERMS OF THE AGREEMENT, EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION 2.1.  THIS DISCLAIMER SHALL NOT BE CONSTRUED TO NEGATE OR LIMIT ANY WARRANTY OF TITLE OR RIGHT TO SELL IMPLIED BY LAW OR CUSTOM OF TRADE AND EACH PARTY EXPRESSLY WARRANTS, IN RESPECT OF ALL GOODS TO BE SOLD, THAT IT WILL HAVE AND WILL CONVEY TO THE PURCHASERS GOOD AND MERCHANTABLE TITLE TO SUCH GOODS AND THAT IT WILL WARRANT AND DEFEND SUCH TITLE AGAINST THE CLAIMS OF ALL PERSONS WHATSOEVER.

2.4                                 Limitation of Liability.  Neither party shall be liable for any incidental, indirect, special, collateral, consequential, exemplary, or punitive damages, or lost profits arising from a breach of warranty or any other part of this Agreement.  In respect of services, the remedy for failure to meet the standards of service shall be that the party providing the service shall be required to reperform the service without charge.  In respect of goods, without limiting the provisions of the first sentence of this Section 2.4, the remedy for failure of the goods to conform to the quality specifications set forth in the Agreement shall be as provided in the Uniform Commercial Code as in force from time to time in the state of Delaware and as specifically set forth in the Agreement.

3.                                       Dispute Resolution.  The Dispute Resolution Process set forth in Section 5 shall apply to all disputes which may arise between the parties or their respective subsidiaries or affiliates with regard to course-of-performance disputes arising in the ordinary course of business.  Such disputes are referred to as “Covered Disputes.  In case of other disputes, the parties may pursue any and all remedies under applicable law or equity.

4.                                       [RESERVED]

5.                                       Dispute Resolution Process.

5.1                                 Limitation.  The procedures provided for by this Agreement shall not apply to any Covered Dispute unless and until either party shall have given written notice to the other party invoking this Agreement.  Such notice shall specify, in reasonable detail, the dispute to which it is intended to apply.  Such dispute is referred to as the “Noticed Dispute.”  The effective date of delivery of such notice is referred to as the “Notice Date.”

5.2                                 Negotiation.  Within 5 days after the Notice Date, each party shall designate, in writing to the other party, the name of one of its senior executive officers who shall be its “Designated Representative” in the dispute resolution process.  Designation by either party of its Designated Representative shall constitute a representation by such party that its Designated Representative has full power and authority to resolve the Noticed Dispute.  Within 15 days after the Notice Date, each party shall have delivered to the Designated Representative of the other party a written statement of its position.  Between 30 and 45 days after the Notice Date, the Designated Representatives shall meet, discuss, and negotiate with respect to the Noticed Dispute for a period not to exceed 10 days.

If the parties are unable to settle the Noticed Dispute through negotiations by the 45th day following the Notice Date, they shall mutually appoint a neutral third-party arbitrator.  If the parties are unable to agree upon the neutral third-party arbitrator by the 50th day following the Notice Date, either party may obtain the appointment of a neutral third-party arbitrator by the Chief Judge of the United States District Court for the District of Delaware.

5.3                                 Arbitration.  Within 10 days after appointment of the neutral arbitrator, each party shall submit a written statement to the neutral arbitrator and to the other party advocating its position, and each party may, within ten days after receipt of the other party’s statement, submit to the neutral arbitrator and the opposing party one rebuttal statement.  Opening statements shall be no longer than 30 pages of 8½” by 11” paper, and rebuttal statements shall be limited to 15 pages of 8½” by 11” paper unless otherwise mutually agreed.  Within 20 days after submission of the rebuttal statement, on a date and at a place set by the neutral arbitrator, the Designated Representatives shall meet with the neutral arbitrator to negotiate and resolve the Noticed Dispute.  Each Designated Representative may make an oral presentation to the neutral arbitrator.  The Designated Representatives of both parties shall be present for such presentations and shall be available at the same location on the following day for arbitrator-sponsored negotiations.  If the parties are unable to reach a settlement of the Noticed Dispute, the neutral arbitrator shall, within 20 days thereafter, deliver in writing to each party his or her recommended settlement of the Noticed Dispute.  Within ten days after receipt of the neutral arbitrator’s recommended settlement, the parties’ Designated Representatives shall meet at a time and place set by the neutral arbitrator and make a final attempt to resolve the Noticed Dispute.  If they are unable to do so, the arbitrator shall make a final decision which shall be final and binding upon the parties.

5.4                                 Confidentiality.

5.4.1                        Each party shall treat all statements, written submissions, and other disclosures made by the other in the course of efforts to resolve the Noticed Dispute (collectively, “Settlement Information”) as confidential information and shall make no disclosure of the Settlement Information to any third party (other than its employees and officers involved in the Noticed Dispute and its counsel and other consultants providing advice in respect of the Noticed Dispute), and it shall require all persons to whom it is permitted to disclose such information to make a similar nondisclosure commitment for the benefit of and enforceable by the party providing such information.  Such nondisclosure obligation shall remain in effect for a period of five years from the date of disclosure.

5.4.2                        Prior to commencing the arbitration process, the parties shall require the neutral arbitrator to sign a confidentiality agreement in which he or she commits, for the benefit of and on a basis which is enforceable by each party and its respective Affiliates, that he or she will hold the Settlement Information confidential and not disclose it to any party other than the parties, their respective Affiliates, counsel, and advisors and agents involved in the Noticed Dispute, except under order of disclosure by a court of competent jurisdiction or pursuant to a written authorization signed by the party or parties providing the Settlement Information which is to be disclosed.

5.5                                 Fees and Expenses.  The parties shall each cover their own costs and fees associated with the dispute resolution process provided for in this Agreement.  The fees and expenses of the neutral arbitrator shall be divided equally by the parties.

5.6                                 Scope of Obligation; Specific Performance.  The parties agree to utilize the settlement procedures outlined above in a good-faith effort to provide for a speedy and economical means of resolving disputes.  However, the parties agree that neither party shall be in default or in breach hereof for failure to adhere to any of the procedures outlined above except that (i) compliance with the procedures hereof, in full, when and as required shall be a condition precedent to the other party’s obligation to continue its participation in the negotiation and arbitration process; and (ii) either party may obtain an order of specific performance in respect of the other party’s obligations hereunder.

6.                                       Force Majeure.  The term “Force Majeure” shall mean any flood, storm, earthquake, or other act of God, fire, explosion, labor dispute, civil disturbance, military action, shortage of labor or stores, issuance of directive by any legal authority asserting jurisdiction over either of the parties which directive purports to prohibit the performance of any material part of the duties of that party, or other event beyond the control of the party claiming Force Majeure, which event or directive prevents performance by a party or makes performance commercially impracticable.

Each party shall promptly notify the other if there is Force Majeure.  Such notice shall describe the Force Majeure, the corrective action to be taken, if any, and the estimated time of the Force Majeure interruption.  If either party is prevented from performing any of its obligations hereunder, in whole or in part by reason of Force Majeure, it shall be excused from performance for so long as and to the extent that Force Majeure shall so prevent its performance.

7.                                       [RESERVED]

8.                                       Events of Default.

8.1                                 Payment Defaults.  If either party fails to pay any amount owed by it when due, such sum shall earn interest from the date on which it is due at a rate equal to ten percent per annum.   Such interest shall be payable on demand.  If either party fails to pay any amount owed (including interest accruing under the preceding sentence) within 30 days after its receipt of written demand therefore, the other party shall have the right, in addition to any other right provided under applicable law or this Agreement for such breach, to terminate this Agreement, or to suspend its performance until payment of such delinquent sum is made in full.  Complaints or claims by a party under this Agreement regarding standards of performance or quality will be subject to the dispute resolution provisions hereunder, but in no event will excuse a party from paying the purchase price for delivered goods in full when due.

8.2                                 Nonpayment Defaults.  If either party commits any breach of this Agreement, other than those described in Section 8.1 above, or if either party commits any of the breaches described in such section on a repeated basis so as to materially frustrate the reasonable business expectations of the other party in respect of this Agreement, the other party may, if such breach is not cured within 60 days after the complaining party gives notice of such breach to the party in breach, terminate this Agreement subject to the phase down period set forth in Section 4.3 of the Agreement.  Such remedy shall be in addition to any other remedy which may be available under applicable law or the terms hereof for such breach.  Notwithstanding the foregoing, if the nature of the breach complained of is such that its cure may be reasonably expected to take more than 60 days to execute, no right to terminate shall accrue so long as the party in breach shall have commenced its efforts to effect a cure and shall be diligently pursuing such efforts.

9.                                       Confidentiality.  The parties hereby covenant and agree to hold in trust and maintain confidential all Confidential Information relating to the other party or any of its Affiliates.  For purposes of this Agreement, “Confidential Information” shall mean all information disclosed by either party to the other in connection with this Agreement, whether orally, visually, in writing, or in any other tangible form, including but not limited to product pricing, technical, economic, and business data, records, know-how, flow sheets, drawings, business plans, computer information databases, inventions, processes, and the like, including but not limited to, the terms of this Agreement.  The parties shall not divulge Confidential Information to third parties without the prior written consent of the other party except:

9.1                                 When such information has become a matter of public knowledge without wrongful action by the disclosing party;

9.2                                 When such information was in the possession of the party obligated to maintain confidentiality prior to its receipt thereof by the other party;

9.3                                 When such disclosure is required by law; provided that if either party is involved in litigation or an administrative proceeding in which a third party is requesting disclosure of Confidential information, it shall promptly notify the disclosing party of such fact so as to permit the disclosing party to appear in such proceeding to protect its interest in nondisclosure of such Confidential Information; and

9.4                                 Seller may disclose this Agreement and related Confidential Information to its financing sources provided that such sources sign an agreement agreeing to keep the terms and conditions contained in the Agreement confidential.

10.                                 Notices.  Any notice or demand required or permitted to be given under the terms of this Agreement shall be deemed to have been duly given or made if given by any of the following methods:

10.1                           Deposited in the United States mail, in a sealed envelope, postage prepaid, by registered or certified mail, return receipt requested, or hand delivered, respectively addressed as follows:

To Seller:	Boise White Paper, L.L.C.
Attention Chief Executive Officer
1111 West Jefferson Street
Boise, Idaho 83728
Fax No. 208/384-4912

With a copy to:	Kirkland & Ellis, L.L.P.
Attention Richard J. Campbell
200 E. Randolph Drive
Chicago, Illinois 60601
Fax: 312/861-2200

To Purchasers/s:	Boise Cascade Corporation
(OfficeMax Incorporated, as of
November 1, 2004)
Attention General Counsel
1111 West Jefferson
Boise, Idaho 83702
Fax No. 208/384-4912

With copies to:	OfficeMax Contract, Inc.
Attention President and CEO
150 E. Pierce Road
Itasca, IL 60143-1291
Fax No. 630/438-2468

OfficeMax North America, Inc.
Attention President
3605 Warrensville Center Road
Shaker Heights, OH 44122
Fax No. 216/471-5110

10.2                           Sent to the above address via an established national overnight delivery service (such as Federal Express), charges prepaid; or

10.3                           Sent via any electronic communications method, provided the sender obtains written confirmation of receipt of the communication by the electronic communication equipment at the office of the addressee listed above; provided also that, if this method is used, the party shall immediately follow such notice with a second notice in one of the methods set forth in subsections 10.1 or 10.2 above.

Notices shall be effective on the day sent if sent in accordance with Section 10.3, on the first business day after the day sent, if sent, in accordance with Section 10.2 and on the seventh business day after the day sent, if sent in accordance with Section 10.1.

11.                                 Insurance.

11.1                           Coverages.  During the term of this Agreement, the parties shall carry the following policies of insurance:

11.1.1  Workers’ Compensation and Employers’ Liability.  Each party shall maintain Workers’ Compensation insurance as required by the law of the state in which it has employees based who are performing this Agreement, and each party shall maintain employers’ liability insurance in amounts not less than $5,000,000 each accident for bodily injury by accident, $5,000,000 policy limit for bodily injury by disease, and $5,000,000 for each employee for bodily injury by disease.

11.1.2  General Liability.  Each party shall maintain a commercial general liability (occurrence) policy, which policy shall include coverage for premises and operations, products and completed operations, contractual liability, broad form property damage, including completed operations, explosion, collapse and underground hazards, and personal injury liability.  The policy shall have a combined single limit for bodily injury and property damage of $10,000,000 each occurrence; $10,000,000 for personal injury liability; $10,000,000 aggregate for products/completed operations; and $10,000,000 general aggregate.

11.1.3  Automobile Liability.  Each party shall maintain an automobile liability policy with a combined single limit for bodily injury and property damage of not less than $5,000,000 for each accident.  The policy shall cover all owned, hired, and nonowned automobiles used in the performance of the Agreement and shall include coverage for automobile contractual liability.

11.1.4  Property Insurance.  Each party shall maintain a policy or policies of property damage insurance which shall provide all risk coverage (including boiler and machinery coverage) of all assets of the party carrying such insurance which are used in or may be exposed to risk by reason of the performance of this Agreement.  Such insurance shall provide coverage to the full replacement cost of the property covered and shall include business interruption coverage for losses resulting from covered losses to property covered thereby.  Such insurance shall name both parties as their interests may appear in respect of any covered property upon which the party not required to carry the policy may have an interest.

11.2                           Certificates of Insurance.  Each party to this Agreement shall provide the other annually with certificates issued by the respective carriers of each of the policies they are required to carry under this Section.  Such certificates shall evidence the coverage required above and shall:

11.2.1  Additional Insured.  Name the other party, its subsidiaries, affiliates, and the directors, officers, and employees thereof as additional named insureds with respect to the policies required by Sections 11.1.2 and 11.1.3 above insofar as the insured liability arises out of or is connected with the provision of goods or services under this Agreement by the party providing such insurance;

11.2.2  Cancellation Notice.  Provide on its face that the policies it represents will not be terminated, adversely amended, or allowed to expire without 30 days’ prior written notice to the party to whom such certificate is addressed; and

11.2.3  Severability of Interests.  Provide on its face, in respect of the coverages required by Sections 11.1.2 and 11.1.3 above, that the policies it represents contain a severability of interests clause, generally providing “the insurance afforded applies separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the insurer’s liability.”

11.3                           Deductibles; Adjustment of Liability Limits.  Each party to this Agreement may purchase insurance required of it hereunder with such reasonable deductibles as it may elect; provided that if the other ‘party suffers a loss within the scope of the coverage to be afforded such party under such policy, the party procuring such insurance shall be responsible for the other party’s loss to the extent of such deductible.

12.                                 Indemnification.  Subject to Section 2.4 of this Exhibit D, the parties intend that, to the fullest extent permitted by law, one party shall be responsible, directly and/or by and through the insurance coverage carried by such party pursuant to the provisions of this Agreement, for all claims, causes of actions, demands, lawsuits, or other proceedings that arise out of or in connection with the provision of goods or services under the Agreement.

To effectuate the intent of this Section, each party (“Indemnifying Party”) covenants that it will, in respect of each claim asserted against the other party, its subsidiaries and affiliates and the officers, directors, and employees thereof, (collectively “Indemnified Parties”) by reason of or in connection with the provision of goods or services under the Agreement by the Indemnifying Party, indemnify, save, and hold each such Indemnified Party harmless from and against any and all loss, damage, expense (including attorneys’ fees), responsibility, liability for injury or death of persons, and/or loss, damage to, or destruction of property belonging to persons other than the Indemnified Party and its subsidiaries and affiliates (collectively “Loss”), where such Loss has resulted from, or has arisen out of, the Indemnifying Party’s provision of goods or services under the Agreement provided, however, that no claims for indemnity hereunder with respect to products sold hereunder shall be made if more than six months has elapsed from the sale of the product and provided further that for claims arising out of the sale of products, the indemnity shall be limited to the cost of the product shipped.  The Indemnifying Party’s indemnity obligation shall apply to actual or alleged negligent acts, omissions to act, or willful misconduct, whether active or passive, on the part of the Indemnifying Party, its employees or agents, and shall extend to claims asserted after termination of this Agreement.  The Indemnifying Party’s indemnity obligations shall extend to the joint or concurrent negligence of the Indemnifying Party and the Indemnified Party but shall not extend to Losses caused by the sole negligence or willful misconduct of the Indemnified Party.  The Indemnifying Party’s indemnity obligations hereunder shall extend to all attorneys’ fees incurred in establishing the Indemnified Party’s right to indemnity hereunder.

This indemnity shall extend, without limitation, to the personal injury and/or death of the employees, the Indemnifying Party, and its subsidiaries and affiliates.  To the extent necessary to make the indemnity effective, the Indemnifying Party expressly waives any defense that it might have to such obligation by reason of applicable workers’ compensation laws.

Except for claims of Loss caused by the sole negligence or willful misconduct of the Indemnified Party, the Indemnifying Party shall assume and pay the defense costs of any lawsuit or administrative proceeding brought against the Indemnified Party which is within the scope of its indemnity obligations and shall pay on behalf of the Indemnified Party the amount of any settlement or judgment resulting therefrom.

The indemnified Party will first seek reimbursement for any loss from available insurance.  The parties further intend that any Loss suffered by an Indemnified Party to which the indemnity does not extend by virtue of its terms or by operation of law, shall nonetheless be compensated by and to the extent of the liability insurance that the Indemnifying Party is required to carry under this Agreement for the benefit of the Indemnified Party.

13.                                 Waiver of Subrogation.  Each party waives all rights that each might now or hereafter have against the other, its subsidiaries, or affiliates or against the officers, directors, or employees of any of the foregoing to the extent that the loss so waived is compensated by the property damage insurance required hereby or in fact carried by the party suffering such loss (without regard to any deductible or risk retention feature of such insurance).

14.                                 Assignment.  This Agreement shall be binding upon the parties and their successors and assigns, but no party shall make any sale, assignment, or other transfer of all or any portion of its rights hereunder without the prior written consent of the other party, provided, however, that Seller may assign this Agreement without Purchasers’ consent upon the sale of all, or substantially all, of its paper manufacturing assets provided that the party purchasing such assets expressly agrees in writing to assume and fully perform all of Seller’s obligations hereunder.  In the event of any restructuring or reorganization of Purchaser, or sale of all or a substantial portion of the assets or the business of Purchaser, this Agreement will continue to be binging upon Purchaser and will also become binding on any additional entity which acquires all or a substantial portion of Purchaser’s business (but, in the case of such additional entity, only with respect to the portion of Purchaser’s business it acquires).

15.                                 Severability and Renegotiation.  If any part of this Agreement is found to be illegal, void, or unenforceable, such illegality, invalidity, or unenforceability shall not extend beyond the part affected, and unaffected parts of this Agreement will continue in full force and will be binding on the parties.  Should any term or provision of this Agreement be found invalid by any court or regulatory body having jurisdiction thereover, the parties shall immediately use their best efforts to renegotiate such term or provision of the Agreement to eliminate such invalidity.

16.                                 Independent Contractor.  In performing services under this Agreement, each party shall act solely as an independent contractor; neither party nor any of its employees or agents shall be treated as or deemed to be employees of the other.  Nothing in this Agreement shall be construed to create a partnership, agency, joint venture, or employer-employee relationship between the parties.  Neither party shall hold itself out or otherwise represent itself to any person or entity as anything other than an independent contractor of the other party.

17.                                 Right of Offset.  All debts and obligations of Purchaser and Seller to each other are mutual and subject to setoff.  For purposes of this paragraph, “Purchaser” and “Seller” shall be deemed to include each party’s respective subsidiaries and affiliates which directly or indirectly control or are controlled by that party.

18.                                 Nonwaiver.  Any waiver, at any time, by any part of its rights, remedies, duties, and/or obligations with respect to any matters arising in connection with this Agreement, shall not be deemed a waiver of any other right, remedy, duty, and/or obligation with respect to such matter or with respect to any subsequent matter.

19.                                 Choice of Law and Jurisdiction.  This Agreement shall be governed, interpreted, and enforced under the laws of the state of Delaware, without regard to its choice of law rules.  The courts of the state of Delaware and federal courts sitting therein shall have exclusive jurisdiction to hear and settle litigation in respect of this Agreement or, subject to the last sentence of this section, any litigation that arises between the parties.  In any suit between the parties or their Affiliates; each party hereby consents to receive service of process in any jurisdiction in which it is doing business, including without limitation, the state of its incorporation, provided that such service of process is issued by a federal or state court of general jurisdiction sitting in Delaware.  This Section 19 shall not apply in respect of any cross claim brought in any litigation initiated by a person other than a party or one of its Affiliates in a jurisdiction other than Delaware.

20.                                 Captions.  All indices, titles, subject headings, and similar items in this Agreement are provided for the purpose of reference and convenience and are not intended to be inclusive, definitive, or to affect the meaning of the content or scope of this Agreement.

21.                                 Interpretation.  As used in this Agreement, the masculine gender shall include the feminine or neuter gender, and the plural shall include the singular wherever appropriate.

22.                                 Amendment.  This Agreement may be amended only by a written instrument signed by the senior most executive of each party.  No failure of any party to insist upon strict performance of obligations owed it hereunder by the other party shall waive or release such party’s right to insist on strict performance of such obligation in the future.

23.                                 Counterparts.  This Agreement may be executed in two or more duplicate counterparts and upon such execution shall be considered a single document as though each party had executed the same counterpart.

24.                                 Audits.  Each party shall have the right to audit the other party’s books and accounts to verify volumes, costs, pricing and price adjustments pursuant to this Agreement once per year.  Such audits shall be conducted at the expense of the party requesting the audit.

25.                                 Entire Agreement.  The terms and provisions herein contained constitute the entire agreement between the parties and supersede all agreements, either verbal or written, between the parties with respect to the subject matter of this Agreement.

26.                                 Brand Ownership.  Seller shall own the brand names of all products sold hereunder which are produced by Seller except for the OfficeMax brand names.